Events after the balance sheet date	12 Months Ended
Dec. 31, 2023
Disclosure of non-adjusting events after reporting period [abstract]
Events after the balance sheet date
26. Events after the balance sheet date

Where events occurring after the balance sheet date provide evidence of conditions that existed at the end of the reporting period, the impact of these events is adjusted within the financial statements. Otherwise, events after the balance sheet date of a material size or nature are disclosed below.
Dividend
On 8 February 2024, Unilever announced a quarterly dividend with the 2023 fourth-quarter results of £0.3647 per PLC ordinary share. The total value of the announced dividend is €1,067 million.
Debt issuance
On 15 February 2024, Unilever issued €600 million 3.25% fixed rate notes maturing in 2032 and €600 million 3.50% fixed rate notes maturing in 2037.
Brand acquisition
As disclosed elsewhere in this report, the acquisition of K18 completed on 1 February 2024.